Supplement to the Fidelity Equity-Income Fund
March 25, 2002 Prospectus

Shareholder Meeting. On or about November 13, 2002, a meeting of shareholders of Fidelity Equity-Income Fund will be held to vote on various proposals. Shareholders of record on September 16, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

EQU-02-02 September 16, 2002
1.712069.103

Supplement to the
Fidelity® Real Estate
Investment Portfolio
March 25, 2002 Prospectus

Shareholder Meeting. On or about November 13, 2002, a meeting of shareholders of Fidelity Real Estate Investment Portfolio will be held to vote on various proposals. Shareholders of record on September 16, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

REA-02-02 September 16, 2002
1.734044.103

Supplement to the
Fidelity® Structured Large Cap Value Fund, Fidelity Structured
Mid Cap Value Fund,
Fidelity Structured Large Cap Growth Fund, and Fidelity
Structured Mid Cap Growth Fund
March 25, 2002
Prospectus

Shareholder Meeting. On or about November 13, 2002, a meeting of shareholders of Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund, and Fidelity Structured Mid Cap Growth Fund will be held to vote on various proposals. Shareholders of record on September 16, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

On June 20, 2002, the Board of Trustees of each fund authorized the adoption of a 0.75% redemption fee for shares purchased after September 3, 2002. The fee will be charged on any shares sold that are held for less than 30 days purchased after this date. The fee is paid to the fund, not Fidelity.

The following information replaces similar information found in the "Fee Table" section on page 7.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days that are purchased after September 3, 2002 (as a % of amount redeemed)A	0.75%

A A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in a fund's net asset value per share (NAV).

The following information replaces the first two paragraphs under the heading "Selling Shares" in the "Buying and Selling Shares" section beginning on page 17.

The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Each fund will deduct a 0.75% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

LMC-02-03 September 16, 2002
1.766529.103

Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces the similar information under the heading"Policies" in the "Features and Policies" section on page 21.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in retirement accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Supplement to the
Spartan® Tax-Free Bond Fund
March 25, 2002
Prospectus

Shareholder Meeting. On or about November 13, 2002, a meeting of shareholders of Spartan Tax-Free Bond Fund will be held to vote on various proposals. Shareholders of record on September 16, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the "Annual fund operating expenses (paid from fund assets)" table found under the heading "Fee Table" in the "Fund Summary" section on page 4:

Annual fund operating expenses (paid from fund assets)

Management fee	0.38%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expensesA	0.66%

A Effective August 15, 2002, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.25%. This arrangement may be discontinued by FMR at any time.

Through arrangements with the fund's custodian, transfer agent, and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian, transfer agent, and pricing and bookkeeping expenses. Including these reductions, the total fund operating expenses, after reimbursement, would have been 0.21%.

SFB-02-03 September 16, 2002
1.759463.103

Supplement to the
Fidelity® Utilities Fund
March 25, 2002
Prospectus

Shareholder Meeting. On or about November 13, 2002, a meeting of the shareholders of Fidelity Utilities Fund will be held to vote on various proposals. Shareholders of record on September 16, 2002 are entitled to vote at the meeting.

Included is a proposal to change the fund from a diversified fund to a non-diversified fund. The primary purpose of the proposal is to give the fund greater flexibility to invest over 5% of its assets in a larger number of issuers. This proposal recognizes that the utilities market has become increasingly concentrated in a few issuers. For example, as of June 30, 2002, Verizon Communications, SBC Communications, Bellsouth Corp., and AT&T Corp., accounted for approximately 14.9%, 14.0%, 8.1%, and 5.2%, respectively, of the utilities market as represented by the Russell 3000® Utilities Index. If FMR invests a significant percentage of the fund's assets in a single issuer, the fund's performance would be closely tied to the market value of that issuer, and could be more volatile than the performance of more diversified funds.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3918 to request a free copy of the proxy statement.

UIF-02-03 September 16, 2002
1.733971.104